UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2009

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Rd., Radnor, PA.	19087-5283
(Address of principal executive offices)	(Zip Code)

(610) 687-5253

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 14, 2009, Airgas, Inc. (the “Company”) announced that during its fiscal second quarter ended September 30, 2009, it repurchased $58 million of its $400 million 7.125% Senior Subordinated Notes due October 1, 2018 (the “2018 Notes”), at an average price of 102.2%. A loss on the early extinguishment of debt of approximately $2 million ($1.3 million after tax, or $0.02 per diluted share) will be recognized related to the redemption premium and the write-off of unamortized debt issuance costs. The loss will be reflected in the fiscal second quarter ended September 30, 2009.

The Company also announced that a charge of approximately $1.7 million ($1.0 million after tax, or $0.01 per diluted share) related to partial withdrawal from a multi-employer pension plan will be reflected in the fiscal second quarter ended September 30, 2009.

The amounts related to the loss on the early extinguishment of debt on the 2018 Notes and the charge related to the partial withdrawal from a multi-employer pension plan were not included in the Company’s previously issued earnings guidance of $0.64 - $0.69 per diluted share for the fiscal second quarter ended September 30, 2009.

The Company’s press release announcing these items is attached as Exhibit 99.1

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On October 13, 2009, the Company completed its previously announced redemption of all of its $150 million 6.25% Senior Subordinated Notes that were due July 15, 2014 (the “2014 Notes”), at a price of 103.125%. A loss on the early extinguishment of debt of approximately $6 million ($4 million after tax, or $0.05 per diluted share) will be recognized related to the redemption premium and the write-off of unamortized debt issuance costs. The loss will be reflected in the fiscal third quarter ending December 31, 2009.

The announcement of the Company’s repurchase of $58 million of the 2018 Notes included in Item 2.02 is herein incorporated by reference.

The Company’s press release announcing these items is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	None

(b)	None

(c)	None

(d)	Exhibits.

99.1 - Press Release dated October 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC.			AIRGAS CARBONIC, INC.
(Registrant)			AIRGAS DATA, LLC
AIRGAS-EAST, INC.
BY:	/S/ THOMAS M. SMYTH		AIRGAS-GREAT LAKES, INC.
	Thomas M. Smyth		AIRGAS-INTERMOUNTAIN, INC.
	Vice President, Controller		AIRGAS INVESTMENTS, INC.
AIRGAS MERCHANT GASES, LLC
AIRGAS MERCHANT HOLDINGS, INC.
AIRGAS-MID AMERICA, INC.
AIRGAS-MID SOUTH, INC.
AIRGAS-NOR PAC, INC.
AIRGAS-NORTH CENTRAL, INC.
AIRGAS-NORTHERN CALIFORNIA & NEVADA, INC.
AIRGAS-REFRIGERANTS, INC.
AIRGAS RETAIL SERVICES, LLC
AIRGAS SAFETY, INC.
AIRGAS-SOUTH, INC.
AIRGAS-SOUTHWEST, INC.
AIRGAS SPECIALTY GASES, INC.
AIRGAS SPECIALTY PRODUCTS, INC.
AIRGAS-WEST, INC.
MEDICAL GAS MANAGEMENT, INC.
MISSOURI RIVER HOLDINGS, INC.
NATIONAL WELDERS SUPPLY COMPANY, INC.
NITROUS OXIDE CORP.
OILIND SAFETY, INC.
RED-D-ARC, INC.
WORLDWIDE WELDING, LLC

(Co-Registrants)

		BY:	/S/ THOMAS M. SMYTH
Thomas M. Smyth
Vice President
Date October 16, 2009

Exhibit Index

Exhibit 99.1	Press Release dated October 14, 2009.